BARON

FUNDS®

Baron International Growth Fund

Supplement dated November 14, 2013

to Summary Prospectus dated April 26, 2013

IMPORTANT NOTICE REGARDING CHANGE IN THE PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF INVESTING

Effective January 13, 2014, in connection with the principal investment strategy of Baron International Growth Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the fourth and fifth sentences of the first paragraph under “Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following: “For the purpose of the 30% restriction, developing countries include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund and/or the World Bank or on country characteristics similar to those of the countries in the EM and FM Indexes. The Fund may purchase securities of companies of any size.”

Effective January 13, 2014, in connection with the principal risks of Baron International Growth Fund, the Summary Prospectus of the Fund is modified as follows:

On page 3 of the Summary Prospectus, the paragraph following “Developing Countries” under “Principal Risks of Investing in the Fund” is deleted in its entirety and replaced with the following: “The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund and/or the World Bank or on country characteristics similar to those of the countries in the EM and FM Indexes. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the MSCI Frontier Markets (FM) Index.”

This information supplements the Summary Prospectus dated April 26, 2013. This Supplement, the Summary Prospectus and the Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.